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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated December 13, 1996, in the Registration Statement
(Form SB-2 No. 333-      ) and related Prospectus of Dunn Computer Corporation
for the registration of 1,000,000 shares of its common stock.

                                          /S/ ERNST & YOUNG LLP

Vienna, Virginia
January 8, 1997